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Exhibit 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Mark J. Plush, Vice President and Chief Financial Officer of Keithley Instruments, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report on Form 11-K of the Company's Retirement Savings Trust and Plan for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Mark J. Plush
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Mark J. Plush
Vice President and Chief Financial Officer of Keithley Instruments, Inc., and Plan Administrator of the Keithley Instruments, Inc. Retirement Savings
Trust and Plan

June 26, 2003



         I, Philip R. Etsler, Vice President Human Resources of Keithley Instruments, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Annual Report on Form 11-K of the Company's Retirement Savings Trust and Plan for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Philip R. Etlser
-----------------------------------------------------
Philip R. Etsler

Vice President Human Resources of Keithley Instruments, Inc., and
Plan Administrator of the Keithley Instruments, Inc. Retirement Savings Trust and Plan

June 26, 2003

A signed original of this written statement required by Section 906 has been provided to Keithley Instruments, Inc. and will be retained by Keithley Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.